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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 7, 1999


                             DELHAIZE AMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)



        NORTH CAROLINA               0-6080                       56-0660192
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(State or Other Jurisdiction      (Commission                   (IRS Employer
of Incorporation)                 File Number)               Identification No.)



P.O. BOX 1330
2110 EXECUTIVE DRIVE
SALISBURY, NORTH CAROLINA                                             28145-1330
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:              (704)  633-8250
                                                   -----------------------------

                                 Food Lion, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         At the special meeting of the stockholders of Food Lion, Inc., a North Carolina corporation, held in New York, New York, on September 7, 1999, the shareholders of Food Lion approved the following proposals:

         1. a plan to convert Food Lion into a holding company by transferring the assets and operations of Food Lion into a newly-formed, wholly-owned subsidiary, with the result that Food Lion would become a holding company with separate operating subsidiaries;

         2. an amendment to the articles of incorporation of Food Lion to effect a one-for-three reverse stock split of Food Lion's issued and outstanding shares of Class A common stock and Class B common stock;

         3. an amendment to the articles of incorporation of Food Lion to change the name of Food Lion from "Food Lion, Inc." to "Delhaize America, Inc.";

         4. an amendment to the articles of incorporation of Food Lion to authorize 500,000,000 shares of a new class of "blank check" preferred stock;

         5. an amendment to the articles of incorporation of Food Lion to authorize Food Lion to engage in any lawful activity for which corporations may be formed under North Carolina law; and

         6. an amendment to the Bylaws of Food Lion to provide that Food Lion may have from eight to fourteen directors.

         The conversion of Food Lion into a holding company, including the transfer of the Food Lion assets and operations to a wholly-owned subsidiary of Food Lion, will occur over a period of approximately twelve months.

         On September 8, 1999, Food Lion filed articles of amendment with the Secretary of State of North Carolina to amend its articles of incorporation to effect the one-for-three reverse stock split of Food Lion's issued and outstanding shares, to change its name from "Food Lion, Inc." to "Delhaize America, Inc.," to authorize 500,000,000 shares of a new class of "blank check" preferred stock, and to authorize Food Lion to engage in any lawful activity for which corporations may be formed under North Carolina law. The amendments set forth in the articles of amendment were effective at 12:01 a.m. EST on September 9, 1999. A copy of the articles of amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

         The shareholder approval of the Bylaw amendment providing that Food Lion may have from eight to fourteen directors was effective on September 7, 1999. A copy of the


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Amended and Restated Bylaws of Delhaize America, Inc. (formerly known as Food
Lion, Inc.) is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

         On September 7, 1999, Food Lion issued a press release that is attached as Exhibit 99.1 hereto. On September 9, 1999, Food Lion issued a press release that is attached as Exhibit 99.2 hereto. The press releases are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         EXHIBIT NUMBER   DESCRIPTION
         --------------   -----------

         3.1 Articles of Amendment to the Articles of Incorporation of Food Lion, Inc. (changing its name to Delhaize America, Inc., among other things)

         3.2 Bylaws of Delhaize America, Inc., as amended through September 9, 1999.

         99.1             Press release issued by Food Lion on September 7,
                          1999.

         99.2             Press release issued by Food Lion on September 9,
                          1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FOOD LION, INC.

                                    /s/  Lester C. Nail
                                    ---------------------------------------
                                         Lester C. Nail
                                         Vice President of Legal Affairs

Date:  September 15, 1999





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